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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            January 2, 2003

Great Plains Ethanol, LLC
(Exact Name of Registrant as Specified in Charter)

South Dakota (State or Other Jurisdiction of Incorporation)	333-56368 (Commission File Number)	46-0459188 (IRS Employer Identification No.)
46569 South Highway 44 P. O. Box 217 Lennox, South Dakota (Address of Principal Executive Offices)	57039 (Zip Code)
Registrant's telephone number, including area code	(605) 647-0040

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        Great Plains Ethanol, LLC ("GPE") mailed a copy of its December 2002 Newsletter, a copy of which is attached as Exhibit 99.1, to its members on January 2, 2003.

        The newsletter contains information updating GPE members on various matters related to the construction of the GPE ethanol plant and other company matters.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
December 2002 Newsletter

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ETHANOL, LLC
Date: January 6, 2003	By:	/s/ BRIAN MINISH Brian Minish
	Its	Chief Executive Officer

EXHIBIT INDEX

99.1
December 2002 Newsletter

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX